[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS
Annual Report
December 31, 2002

CREDIT SUISSE TRUST
- EMERGING MARKETS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF DECEMBER 31, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
December 31, 2002

                                                                January 21, 2003

Dear Shareholder:

     For the 12 months ended December 31, 2002, Credit Suisse Trust -- Emerging Markets Portfolio(1) (the "Portfolio") had a loss of 11.56%, versus a decline of 6.00% for the Morgan Stanley Capital International Emerging Markets Free Index.(2)

     The period was a very difficult one for most of the world's equity markets, hurt by uncertainty regarding the U.S. economy. While growth was surprisingly robust early in the period, the flow of data suggested a softer recovery going forward and even a potential return to recession. The outlook for profits dimmed accordingly. In addition, a rash of accounting irregularities were uncovered within U.S. corporations, causing a deterioration in investor confidence.

     Emerging stock markets collectively declined, yet they outperformed their developed world counterparts. This was due in part to cheaper valuations in emerging markets -- a sign to us that more pessimism had already been factored into their equity prices at the start of the period. In addition, investors seemed to view emerging markets as less likely to suffer from U.S.-type corporate accounting problems.

     There were, of course, some region-specific factors that influenced the group's performance. Perhaps most visible was the political environment in Brazil. Early in 2002, investors began to discount the possibility that the left-leaning candidate, Lula da Silva, could win the Presidential elections slated for October. The implications for Brazil's free-market reforms and its ability and desire to meet its burdensome debt payments rattled investors. In the end, Lula won the election, but with a system of checks and balances seemingly in place. This, along with Lula's market-friendly comments late in the period and his appointment of some centrists to his cabinet helped Brazil (and emerging markets broadly) to end the year with a positive fourth quarter.

     Against this backdrop, the Portfolio underperformed its benchmark. Factors we attribute this to include our exposure to Brazil. We were overweighted in that market early in 2002, when it fell sharply. We became more defensive toward the country and accordingly lowered our weighting. This hindered the Portfolio's relative return in the fourth quarter, however, when Brazil's equity market and currency rose sharply (Brazil's market ended up with a large loss for 2002 as a whole). Another factor that hampered the Portfolio vs. its benchmark was its limited exposure to Asian electronics stocks that had good showings. That stance reflected our general view that technology stocks have remained expensive. One factor that helped the Portfolio was its underweighting in Israel, which suffered amid ongoing political tensions.

     In terms of regional allocation, Asia remained our largest weighting. We maintained an overweighting in South Korea and continued to favor Asia's major northern economies in general. We pared our exposure to China late in the period on a stock-specific basis. We were underweighted in the Europe/Middle East/Africa segment, mostly due to country-specific concerns. That said, we increased our position in South Africa a little in December. Within Latin America, our bias remained in favor of Mexico, though we modestly added to our weighting in Brazil. We mostly favored defensive sectors in the latter. Regarding overall sector emphasis, we continued to be somewhat defensive and maintained an underweighting in the technology area based on valuations.

     As we look ahead, we believe that high levels of correlation between the U.S. market and emerging markets continue to leave the group vulnerable to downdrafts in U.S. equities. We also have concerns that geopolitical tensions could return to the fore, most specifically regarding a war with Iraq, which could send oil prices higher while hurting investors' appetite for risk in general.

     On the other hand, we believe the fundamentals for emerging markets are fairly sound at this point. A number of emerging market countries have seen improvements in their sovereign ratings, and the trend for political risk has been mostly favorable in our view. Meanwhile, valuations remain compelling both in absolute terms, historically speaking, and compared with valuations on developed market equities. For our part, we will remain focused on identifying stocks and markets we deem to have good long-term prospects.


Emily Alejos                     Yaroslaw Aranowicz
Co-Portfolio Manager             Co-Portfolio Manager


Annabel Betz                     Neil Gregson
Co-Portfolio Manager             Associate Portfolio Manager


     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE PORTFOLIO MAY INVOLVE A GREATER DEGREE OF RISK THAN OTHER PORTFOLIOS THAT SEEK CAPITAL GROWTH BY INVESTING IN LARGER, MORE-DEVELOPED MARKETS.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO(1)
          AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
              FREE INDEX(2) FROM INCEPTION (12/31/97). (UNAUDITED)

[GRAPHIC]

         CREDIT SUISSE TRUST - EMERGING   MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING
         MARKETS PORTFOLIO(1) -- $8,205   MARKETS FREE INDEX(2) -- $7,912
Dec-97               $10,000                               $10,000
Jan-98               $10,270                                $9,216
Feb-98               $11,760                               $10,178
Mar-98               $12,110                               $10,619
Apr-98               $11,940                               $10,504
May-98               $10,260                                $9,064
Jun-98                $9,530                                $8,113
Jul-98                $9,680                                $8,371
Aug-98                $7,040                                $5,950
Sep-98                $7,490                                $6,328
Oct-98                $7,970                                $6,994
Nov-98                $8,330                                $7,576
Dec-98                $8,270                                $7,466
Jan-99                $7,755                                $7,346
Feb-99                $7,513                                $7,417
Mar-99                $8,199                                $8,395
Apr-99                $9,411                                $9,433
May-99                $9,724                                $9,378
Jun-99               $11,077                               $10,443
Jul-99               $11,097                               $10,159
Aug-99               $11,229                               $10,251
Sep-99               $10,855                                $9,904
Oct-99               $11,330                               $10,115
Nov-99               $12,986                               $11,022
Dec-99               $15,002                               $12,424
Jan-00               $15,023                               $12,498
Feb-00               $15,742                               $12,663
Mar-00               $15,245                               $12,725
Apr-00               $13,595                               $11,519
May-00               $13,362                               $11,043
Jun-00               $13,753                               $11,432
Jul-00               $13,108                               $10,844
Aug-00               $13,119                               $10,897
Sep-00               $11,775                                $9,945
Oct-00               $11,013                                $9,224
Nov-00                $9,871                                $8,418
Dec-00               $10,268                                $8,621
Jan-01               $11,578                                $9,808
Feb-01               $10,775                                $9,040
Mar-01                $9,784                                $8,152
Apr-01               $10,345                                $8,555
May-01               $10,477                                $8,657
Jun-01               $10,191                                $8,480
Jul-01                $9,542                                $7,944
Aug-01                $9,124                                $7,865
Sep-01                $7,737                                $6,648
Oct-01                $8,166                                $7,060
Nov-01                $8,849                                $7,798
Dec-01                $9,278                                $8,417
Jan-02                $9,597                                $8,702
Feb-02                $9,707                                $8,845
Mar-02               $10,103                                $9,377
Apr-02               $10,202                                $9,438
May-02               $10,048                                $9,287
Jun-02                $9,388                                $8,590
Jul-02                $8,684                                $7,937
Aug-02                $8,639                                $8,059
Sep-02                $7,781                                $7,190
Oct-02                $8,122                                $7,656
Nov-02                $8,518                                $8,183
Dec-02                $8,205                                $7,912

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002(1)
                 -------------------------------------------------
 1 YEAR                          5 YEAR                          SINCE INCEPTION
 ------                          ------                          ---------------
(11.56%)                         (3.88%)                               (3.88%)

-------------------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2002

                                                                            NUMBER OF
                                                                              SHARES       VALUE
                                                                            ---------      -----
COMMON STOCKS (94.8%)
BRAZIL (6.1%)
AEROSPACE & DEFENSE (0.6%)
    Empresa Brasileira de Aeronautica SA ADR                                   16,600  $   263,940
                                                                                       -----------
BEVERAGES (1.2%)
    Companhia de Bebidas das Americas ADR                                      35,500      552,380
                                                                                       -----------
METALS & MINING (2.5%)
    Companhia Vale do Rio Doce ADR                                             30,900      849,750
    Gerdau SA ADR                                                              26,000      231,400
                                                                                       -----------
                                                                                         1,081,150
                                                                                       -----------
OIL & GAS (1.8%)
    Petroleo Brasileiro SA - Petrobras ADR                                     59,100      791,940
                                                                                       -----------
TOTAL BRAZIL                                                                             2,689,410
                                                                                       -----------
CHILE (0.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    Compania de Telecomunicaciones de Chile SA ADR                             34,200      327,978
                                                                                       -----------
TOTAL CHILE                                                                                327,978
                                                                                       -----------
CHINA (3.8%)
ELECTRIC UTILITIES (1.1%)
    Huaneng Power International, Inc.                                         576,000      461,635
                                                                                       -----------
ENERGY EQUIPMENT & SERVICES (0.7%)
    China Oilfield Services, Ltd.*                                          1,320,000      321,605
                                                                                       -----------
TRANSPORTATION INFRASTRUCTURE (1.0%)
    Jiangsu Expressway Company, Ltd.                                        1,474,000      434,732
                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
    China Telecom Corporation, Ltd.*                                        2,539,000      446,045
                                                                                       -----------
TOTAL CHINA                                                                              1,664,017
                                                                                       -----------
HONG KONG (4.8%)
COMPUTERS & PERIPHERALS (0.7%)
    Legend Group, Ltd.                                                        990,000      326,895
                                                                                       -----------
DISTRIBUTORS (1.0%)
    China Resources Enterprise, Ltd.                                          480,000      424,704
                                                                                       -----------
OIL & GAS (1.3%)
    CNOOC, Ltd.                                                               442,500      578,775
                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
    China Mobile, Ltd.*                                                       323,500      771,584
                                                                                       -----------
TOTAL HONG KONG                                                                          2,101,958
                                                                                       -----------
HUNGARY (0.7%)
PHARMACEUTICALS (0.7%)
    Gedeon Richter Rt.                                                          4,600      303,856
                                                                                       -----------
TOTAL HUNGARY                                                                              303,856
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                            NUMBER OF
                                                                              SHARES       VALUE
                                                                            ---------      -----
COMMON STOCKS (CONTINUED)
INDIA (4.8%)
BANKS (1.2%)
    HDFC Bank, Ltd. ADR                                                         8,900  $   119,794
    State Bank of India, Ltd. GDR                                              29,200      401,500
                                                                                       -----------
                                                                                           521,294
                                                                                       -----------
IT CONSULTING & SERVICES (1.2%)
    Infosys Technologies, Ltd. ADR                                              4,300      299,065
    Satyam Computer Services, Ltd. ADR                                         17,400      223,590
                                                                                       -----------
                                                                                           522,655
                                                                                       -----------
PHARMACEUTICALS (1.3%)
    Dr. Reddy's Laboratories, Ltd. ADR                                         11,500      222,295
    Ranbaxy Laboratories, Ltd. GDR                                             27,100      344,170
                                                                                       -----------
                                                                                           566,465
                                                                                       -----------
TEXTILES & APPAREL (1.1%)
    Reliance Industries, Ltd. GDR Rule 144A++                                  40,800      499,800
                                                                                       -----------
TOTAL INDIA                                                                              2,110,214
                                                                                       -----------
ISRAEL (0.7%)
PHARMACEUTICALS (0.7%)
    Teva Pharmaceutical Industries, Ltd. ADR                                    8,200      316,602
                                                                                       -----------
TOTAL ISRAEL                                                                               316,602
                                                                                       -----------
MALAYSIA (7.9%)
BANKS (3.9%)
    Malayan Banking Berhad                                                    486,900      948,177
    Public Bank Berhad                                                      1,146,015      784,118
                                                                                       -----------
                                                                                         1,732,295
                                                                                       -----------
CONSTRUCTION & ENGINEERING (1.6%)
    IJM Corp. Berhad                                                          514,000      689,844
                                                                                       -----------
HOTELS, RESTAURANTS & LEISURE (2.4%)
    Genting Berhad                                                            299,422    1,055,860
                                                                                       -----------
TOTAL MALAYSIA                                                                           3,477,999
                                                                                       -----------
MEXICO (7.6%)
BANKS (0.7%)
    Grupo Financiero Bancomer*                                                433,400      327,618
                                                                                       -----------
BEVERAGES (0.8%)
    Grupo Modelo SA de CV Series C                                            136,800      333,241
                                                                                       -----------
CONSTRUCTION MATERIALS (0.8%)
    Cemex SA de CV ADR                                                         15,302      329,146
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
    Telefonos de Mexico SA de CV ADR                                           34,958    1,117,957
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                            NUMBER OF
                                                                              SHARES       VALUE
                                                                            ---------      -----
COMMON STOCKS (CONTINUED)
MEXICO (CONCLUDED)
MULTILINE RETAIL (1.6%)
    Wal-Mart de Mexico SA de CV ADR                                            30,100  $   684,612
                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    America Movil SA de CV ADR                                                 38,058      546,513
                                                                                       -----------
TOTAL MEXICO                                                                             3,339,087
                                                                                       -----------
POLAND (0.6%)
BANKS (0.6%)
    Bank Pekao SA                                                              10,900      268,625
                                                                                       -----------
TOTAL POLAND                                                                               268,625
                                                                                       -----------
RUSSIA (5.7%)
INDUSTRIAL CONGLOMERATES (1.0%)
    YUKOS ADR                                                                   3,000      422,788
                                                                                       -----------
OIL & GAS (3.9%)
    Gazprom ADR                                                                11,800      139,240
    LUKOIL ADR                                                                 17,800    1,082,240
    Surgutneftegaz ADR                                                         30,300      481,467
                                                                                       -----------
                                                                                         1,702,947
                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
    AO VimpelCom ADR*                                                          11,100      355,311
                                                                                       -----------
TOTAL RUSSIA                                                                             2,481,046
                                                                                       -----------
SOUTH AFRICA (7.5%)
BANKS (1.4%)
    Standard Bank Group, Ltd.                                                 173,289      608,897
                                                                                       -----------
CONTAINERS & PACKAGING (0.6%)
    Nampak, Ltd.                                                              143,100      235,984
                                                                                       -----------
INSURANCE (0.9%)
    Liberty Group, Ltd.                                                        61,330      390,615
                                                                                       -----------
METALS & MINING (3.2%)
    Anglo American Platinum Corporation, Ltd.                                   9,700      357,227
    Gold Fields, Ltd.                                                          63,278      884,215
    Impala Platinum Holdings, Ltd.                                              2,700      171,493
                                                                                       -----------
                                                                                         1,412,935
                                                                                       -----------
OIL & GAS (1.4%)
    Sasol, Ltd.                                                                51,300      627,758
                                                                                       -----------
TOTAL SOUTH AFRICA                                                                       3,276,189
                                                                                       -----------
SOUTH KOREA (24.5%)
AUTOMOBILES (1.0%)
    Hyundai Motor Company, Ltd.*                                               17,820      416,934
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                            NUMBER OF
                                                                              SHARES       VALUE
                                                                            ---------      -----
COMMON STOCKS (CONTINUED)
SOUTH KOREA (CONCLUDED)
BANKS (4.6%)
    Kookmin Bank*                                                              42,515  $ 1,505,527
    Shinhan Financial Group Company, Ltd.                                      46,748      488,744
                                                                                       -----------
                                                                                         1,994,271
                                                                                       -----------
BUILDING PRODUCTS (0.7%)
    Kumgang Korea Chemical Company, Ltd.                                        3,280      323,561
                                                                                       -----------
CHEMICALS (1.2%)
    LG Chemical, Ltd.*                                                         15,600      534,008
                                                                                       -----------
CONSTRUCTION & ENGINEERING (0.8%)
    Daelim Industrial Company, Ltd.*                                           29,800      358,037
                                                                                       -----------
DIVERSIFIED FINANCIALS (0.4%)
    Samsung Securities Company, Ltd.*                                           8,010      193,488
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    KT Corp.*                                                                  10,600      453,118
                                                                                       -----------
METALS & MINING (2.2%)
    POSCO ADR                                                                   9,497      944,856
                                                                                       -----------
OFFICE ELECTRONICS (0.5%)
    Sindo Ricoh Company, Ltd.*                                                  4,000      220,901
                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.0%)
    Samsung Electronics Company, Ltd.                                          13,166    3,485,624
                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES (4.1%)
    SK Telecom Company, Ltd.*                                                   8,962    1,730,364
    SK Telecom Company, Ltd. ADR*                                               3,200       68,320
                                                                                       -----------
                                                                                         1,798,684
                                                                                       -----------
TOTAL SOUTH KOREA                                                                       10,723,482
                                                                                       -----------
TAIWAN (10.4%)
BANKS (2.1%)
    Chinatrust Financial Holding Company, Ltd.*                             1,135,923      924,549
                                                                                       -----------
COMPUTERS & PERIPHERALS (1.9%)
    Benq Corp.                                                                254,000      284,170
    Quanta Storage, Inc.*                                                      79,000      529,392
                                                                                       -----------
                                                                                           813,562
                                                                                       -----------
DIVERSIFIED FINANCIALS (1.0%)
    Fubon Financial Holding Company, Ltd.                                     533,000      423,088
                                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
    Hon Hai Precision Industry Company, Ltd.                                  231,478      798,888
                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.6%)
    Realtek Semiconductor Corp.                                               247,000      639,344

                 See Accompanying Notes to Financial Statements.

                                                                            NUMBER OF
                                                                              SHARES       VALUE
                                                                            ---------      -----
COMMON STOCKS (CONTINUED)
TAIWAN (CONCLUDED)
    Taiwan Semiconductor Manufacturing Co.*                                   775,128  $   949,681
                                                                                       -----------
                                                                                         1,589,025
                                                                                       -----------
TOTAL TAIWAN                                                                             4,549,112
                                                                                       -----------
THAILAND (2.8%)
CHEMICALS (0.5%)
    Vinythai Public Company, Ltd.*                                          1,076,000      240,914
                                                                                       -----------
CONSTRUCTION MATERIALS (0.7%)
    Siam Cement Public Company, Ltd.                                           10,500      304,524
                                                                                       -----------
DIVERSIFIED FINANCIALS (1.6%)
    National Finance Public Company, Ltd.*                                  2,012,400      691,033
                                                                                       -----------
TOTAL THAILAND                                                                           1,236,471
                                                                                       -----------
TURKEY (1.2%)
DIVERSIFIED FINANCIALS (0.8%)
    Haci Omer Sabanci Holdings AS                                          64,058,998      167,866
    Koc Holding AS                                                         17,740,000      184,346
                                                                                       -----------
                                                                                           352,212
                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    Turkcell Iletisim Hizmetleri AS ADR*                                       12,000      186,000
                                                                                       -----------
TOTAL TURKEY                                                                               538,212
                                                                                       -----------
UNITED KINGDOM (4.9%)
METALS & MINING (4.9%)
    Anglo American PLC                                                        146,740    2,163,340
                                                                                       -----------
TOTAL UNITED KINGDOM                                                                     2,163,340
                                                                                       -----------
TOTAL COMMON STOCKS (Cost $39,871,445)                                                  41,567,598
                                                                                       -----------
WARRANTS (1.4%)
UNITED KINGDOM (1.4%)
BANKS (1.4%)
    UBS AG expiration date 5/27/03*                                            86,600      328,318
    UBS AG expiration date 5/27/03*                                            62,413      126,936
    UBS AG expiration date 5/27/03*                                            32,472      183,830
                                                                                       -----------
TOTAL WARRANTS (Cost $746,269)                                                             639,084
                                                                                       -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corporation Public Company, Ltd.*++ (Cost $0)                  50,021          490
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                               PAR
                                                                              (000)        VALUE
                                                                              -----        -----
SHORT-TERM INVESTMENT (3.5%)
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%, 1/02/03
    (Cost $1,526,000)                                                          $1,526  $ 1,526,000
                                                                                       -----------
TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $42,143,714)                                   43,733,172

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                                               134,235
                                                                                       -----------
NET ASSETS (100.0%)                                                                    $43,867,407
                                                                                       ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depositary Receipt
                       GDR = Global Depositary Receipt

*    Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $499,800 or 1.1% of net assets.

++ Not readily marketable, security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
     Investments at value (Cost $42,143,714)                                         $43,733,172
     Cash                                                                                      9
     Foreign currency at value (Cost $15,113)                                             15,192
     Receivable for portfolio shares sold                                                203,010
     Dividend and interest receivable                                                     40,704
     Prepaid expenses                                                                      7,765
                                                                                     -----------
       Total Assets                                                                   43,999,852
                                                                                     -----------
LIABILITIES
     Advisory fee payable                                                                 16,554
     Administrative services fee payable                                                   9,231
     Trustees' fee payable                                                                   607
     Payable for portfolio shares redeemed                                                61,490
     Other accrued expenses payable                                                       44,563
                                                                                     -----------
       Total Liabilities                                                                 132,445
                                                                                     -----------
NET ASSETS
     Capital stock, $0.001 par value                                                       5,894
     Paid-in capital                                                                  63,377,762
     Undistributed net investment loss                                                   (11,406)
     Accumulated net realized loss on investments and foreign currency transactions  (21,086,736)
     Net unrealized appreciation from investments and foreign currency translations    1,581,893
                                                                                     -----------
       Net Assets                                                                    $43,867,407
                                                                                     ===========
     Shares outstanding                                                                5,893,668
                                                                                     -----------
     Net asset value, offering price, and redemption price per share                       $7.44
                                                                                           =====

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST-- EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME
     Dividends                                                                                 $   759,641
     Interest                                                                                       46,613
     Foreign taxes withheld                                                                        (90,587)
                                                                                               -----------
       Total investment income                                                                     715,667
                                                                                               -----------
EXPENSES

     Investment advisory fees                                                                      586,316
     Administrative services fees                                                                   82,416
     Printing fees                                                                                  76,372
     Custodian fees                                                                                 44,596
     Legal fees                                                                                     32,749
     Audit fees                                                                                     15,760
     Transfer agent fees                                                                             7,259
     Insurance expense                                                                               5,730
     Registration fees                                                                               2,892
     Trustees' fees                                                                                  2,415
     Interest expense                                                                                1,770
     Miscellaneous expense                                                                           4,599
                                                                                               -----------
       Total expenses                                                                              862,874
     Less: fees waived                                                                            (206,200)
                                                                                               -----------
       Net expenses                                                                                656,674
                                                                                               -----------
          Net investment income                                                                     58,993
                                                                                               -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
     Net realized loss from investments (Including Thailand Capital Gains Tax of $(46,474))     (6,097,734)
     Net realized loss from foreign currency transactions                                         (170,951)
     Net change in unrealized appreciation (depreciation) from investments                        (286,064)
     Net change in unrealized appreciation (depreciation) from foreign currency translations        (1,180)
                                                                                               -----------
     Net realized and unrealized loss from investments and foreign currency related items       (6,555,929)
                                                                                               -----------
     Net decrease in net assets resulting from operations                                      $(6,496,936)
                                                                                               ===========

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR        FOR THE YEAR
                                                                       ENDED               ENDED
                                                                 DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                 -----------------   -----------------
FROM OPERATIONS
  Net investment income                                            $     58,993        $    230,216
  Net realized loss from investments and foreign
    currency transactions                                            (6,268,685)         (9,058,391)
  Net change in unrealized appreciation (depreciation) from
    investments and foreign currency translations                      (287,244)          5,884,035
                                                                   ------------        ------------
    Net decrease in net assets resulting from operations             (6,496,936)         (2,944,140)
                                                                   ------------        ------------
FROM DIVIDENDS
  Dividends from net investment income                                  (92,763)                 --
                                                                   ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                      129,411,936         158,745,561
  Reinvestment of dividends                                              92,763                  --
  Net asset value of shares redeemed                               (117,378,658)       (150,074,287)
                                                                   ------------        ------------
    Net increase in net assets from capital share transactions       12,126,041           8,671,274
                                                                   ------------        ------------
   Net increase in net assets                                         5,536,342           5,727,134

NET ASSETS
  Beginning of year                                                  38,331,065          32,603,931
                                                                   ------------        ------------
  End of year                                                      $ 43,867,407        $ 38,331,065
                                                                   ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                         $    (11,406)       $     47,720
                                                                   ============        ============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                              -------     -------     -------     -------      ------
PER SHARE DATA
   Net asset value, beginning of period                       $  8.43     $  9.33     $ 14.18     $  8.19      $10.00
                                                              -------     -------     -------     -------      ------
INVESTMENT OPERATIONS

   Net investment income                                         0.01        0.06        0.23        0.05(1)     0.10
   Net gain (loss) on investments
     and foreign currency related items
     (both realized and unrealized)                             (0.98)      (0.96)      (4.70)       6.56       (1.83)
                                                              -------     -------     -------     -------      ------
       Total from investment operations                         (0.97)      (0.90)      (4.47)       6.61       (1.73)
                                                              -------     -------     -------     -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                         (0.02)         --       (0.20)      (0.04)      (0.08)
   Distributions from net realized gains                           --          --       (0.15)      (0.58)         --
   Return of capital                                               --          --       (0.03)         --          --
                                                              -------     -------     -------     -------      ------
       Total dividends and distributions                        (0.02)         --       (0.38)      (0.62)      (0.08)
                                                              -------     -------     -------     -------      ------
NET ASSET VALUE, END OF PERIOD                                $  7.44     $  8.43     $  9.33     $ 14.18      $ 8.19
                                                              =======     =======     =======     =======      ======
       Total return(2)                                         (11.56)%     (9.65)%    (31.55)%     81.40%     (17.30)%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                   $43,867     $38,331     $32,604     $16,781      $2,696
     Ratio of expenses to average net assets                     1.40%       1.40%(3)    1.42%(3)    1.42%(3)    1.40%(3)
     Ratio of net investment income (loss)
        to average net assets                                    0.13%       0.63%       2.45%      (0.19)%      2.09%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                      0.44%       0.49%       0.27%       1.73%       6.81%
   Portfolio turnover rate                                        128%        130%        208%        145%         21%

--------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .02%, and .00% for each of the years ended December 31, 2001, 2000, 1999 and 1998, respectively. The Portfolio's net operating expense ratio after reflecting these arrangements was 1.40% for each of the years ended December 31, 2001, 2000, 1999 and 1998, respectively. For the year ended December 31, 2002, there were no transfer agent credits.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Credit Suisse Trust (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

     A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Portfolio's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees under procedures established by the Board of Trustees in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Trustees determines that using this method would not reflect an investment's fair value.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Portfolio's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2002, the Portfolio had no open forward foreign currency contracts.

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Portfolio in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2002.

     Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Portfolio to act as the Portfolio's securities lending agent. CSFB has agreed to charge the Portfolio fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

     J) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity, market, operational and valuation risks.

     The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

     The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to it's investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Portfolio. For its investment advisory services, CSAM is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, investment advisory fees earned, and voluntarily waived were $586,316 and $206,200, respectively.

     Credit Suisse Asset Management Limited ("CSAM Ltd. U.K."), an affiliate of CSAM, serves as sub-investment adviser to the Portfolio. CSAM Ltd. U.K. sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

     Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia") an affiliate of CSAM, became a sub-investment adviser to the Portfolio. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Portfolio.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Portfolio. At its meeting held on February 12, 2002 the Board of Trustees approved SSB to replace PFPC, Inc. ("PFPC"), as co-administrator effective May 1, 2002.

     For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended December 31, 2002, co-administrative services fees earned by CSAMSI were $46,905.

     For its co-administrative services, PFPC was entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

        AVERAGE DAILY NET ASSETS                   ANNUAL RATE
        ------------------------                   -----------
        First $500 million              .08% of average daily net assets
        Next $1 billion                 .07% of average daily net assets
        Over $1.5 billion               .06% of average daily net assets

     For the period January 1, 2002 through April 30, 2002, co-administrative service fees earned by PFPC (including out of pocket expenses) were $14,985.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

        AVERAGE DAILY NET ASSETS                   ANNUAL RATE
        ------------------------                   -----------
        First $5 billion                .050% of average daily net assets
        Next $5 billion                 .035% of average daily net assets
        Over $10 billion                .020% of average daily net assets

     For the period May 1, 2002 through December 31, 2002, co-administrative service fees earned by SSB (including out-of-pocket fees) were $20,526.

     In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolios shares without compensation.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2002, Merrill was paid $28,677 for its services to the Portfolio.

NOTE 3. LINE OF CREDIT

     The Portfolio, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street

Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2002 and during the fiscal year ended December 31, 2002, the Portfolio had borrowings under the Credit Facility as follows:

               AVERAGE DAILY                  WEIGHTED AVERAGE                     MAXIMUM DAILY
               LOAN BALANCE                     INTEREST RATE                    LOAN OUTSTANDING
               -------------                  ----------------                   ----------------
                   $832,182                        2.314%                            $1,177,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) were $67,149,781 and $55,874,699, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

     The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

                                             FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                              DECEMBER 31, 2002   DECEMBER 31, 2001
                                             ------------------  ------------------
  Shares sold                                     14,893,040          18,757,687
  Shares issued in reinvestment of dividends          12,158                  --
  Shares redeemed                                (13,557,723)        (17,704,414)
                                                 -----------         -----------
  Net increase                                     1,347,475           1,053,273
                                                 ===========         ===========

     On December 31, 2002, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio were as follows:

               NUMBER OF                APPROXIMATE PERCENTAGE
              SHAREHOLDERS               OF OUTSTANDING SHARES
              ------------              ----------------------
                    4                             90%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses, and excise tax regulations.

     The tax characteristics of dividends and distributions paid during the year ended December 31, 2002, and 2001, respectively, for the Portfolio were as follows:

               ORDINARY INCOME         LONG-TERM CAPITAL GAIN
           -----------------------     -----------------------
             2002            2001        2002            2001
           -------         -------     -------         -------
           $92,763           $--         $--             $--

     At December 31, 2002, the components of distributable earnings on a tax basis for the Portfolio were as follows:

          Undistributed ordinary loss                $ (11,406)
          Accumulated realized loss                (19,452,093)
          Unrealized depreciation                      (52,750)
                                                  ------------
                                                  $(19,516,249)
                                                  ============

     At December 31, 2002, the Portfolio had capital loss carryovers available to offset possible future capital gains as follows:

                               EXPIRES DECEMBER 31,
                -------------------------------------------------
                   2008                2009               2010
                ----------          ----------         ----------
                $3,547,931          $9,218,260         $5,545,648

     Under current tax law, certain capital and currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2002, the Portfolio elected to defer net capital and currency losses arising between November 1, 2002 and December 31, 2002 in the amount of $1,140,254 and $11,406, respectively.

     At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $43,778,357, $2,017,191, $(2,062,376) and $(45,185), respectively.

     At December 31, 2002, the Portfolio reclassified $25,356 from undistributed net investment income and $354,286 from paid-in capital, to accumulated net realized loss on investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and foreign currency transactions. Net assets were not affected by these reclassifications.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust -- Emerging Markets Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 5, 2003

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
INFORMATION CONCERNING TRUSTEES AND OFFICERS (UNAUDITED)

                                                     TERM                                       NUMBER OF
                                                     OF OFFICE(1)                               PORTFOLIOS IN
                                                     AND                                        FUND
                                    POSITION(S)      LENGTH         PRINCIPAL                   COMPLEX             OTHER
                                    HELD WITH        OF TIME        OCCUPATION(S) DURING        OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST            SERVED         PAST FIVE YEARS             TRUSTEE             HELD BY TRUSTEE
---------------------               -----------      ------------   --------------------        -------------       ---------------
INDEPENDENT TRUSTEES

Richard H. Francis                  Trustee and      Since          Currently retired;          54                 None
c/o Credit Suisse Asset             Audit            1999           Executive Vice
Management, LLC.                    Committee                       President and
466 Lexington Avenue                Member                          Chief Financial
New York, New York                                                  Officer of Pan Am
10017-3140                                                          Corporation and
                                                                    Pan American
Age: 70                                                             World Airways,
                                                                    Inc. from 1988 to
                                                                    1991

Jack W. Fritz                       Trustee and      Since          Private investor;           53                 Director of
2425 North Fish Creek Road          Audit            Trust          Consultant and                                 Advo, Inc.
P.O. Box 1287                       Committee        Inception      Director of Fritz                              (direct mail
Wilson, Wyoming 83014               Member                          Broadcasting, Inc.                             advertising)
                                                                    and Fritz
Age: 75                                                             Communications
                                                                    (developers and
                                                                    operators of radio
                                                                    stations) since
                                                                    1987

Jeffrey E. Garten                   Trustee and      Since          Dean of Yale                53                  Director of
Box 208200                          Audit            1998(2)        School of                                       Aetna, Inc.;
New Haven, Connecticut              Committee                       Management and                                  Director of
06520-8200                          Member                          William S. Beinecke                             Calpine Energy
                                                                    Professor in the                                Corporation;
Age: 56                                                             Practice of                                     Director of
                                                                    International                                   CarMax Group
                                                                    Trade and Finance;                              (used car
                                                                    Undersecretary of                               dealers)
                                                                    Commerce for
                                                                    International Trade
                                                                    from November 1993
                                                                    to October 1995;
                                                                    Professor at
                                                                    Columbia University
                                                                    from September
                                                                    1992 to November
                                                                    1993

--------------------------
(1) Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Garten was initially appointed as a Trustee on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

                                                     TERM                                       NUMBER OF
                                                     OF OFFICE(1)                               PORTFOLIOS IN
                                                     AND                                        FUND
                                    POSITION(S)      LENGTH         PRINCIPAL                   COMPLEX             OTHER
                                    HELD WITH        OF TIME        OCCUPATION(S) DURING        OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST            SERVED         PAST FIVE YEARS             TRUSTEE             HELD BY TRUSTEE
---------------------               -----------      ------------   --------------------        -------------       ---------------
INDEPENDENT TRUSTEES (CONTINUED)

Peter F. Krogh                      Trustee and      Since          Dean Emeritus and           53                  Member of
301 ICC                             Audit            2001           Distinguished Professor                         Board
Georgetown University               Committee                       of International Affairs                        of The Carlisle
Washington, DC 20057                Member                          at the Edmund A.                                Companies Inc.;
                                                                    Walsh School of                                 Member of
Age: 65                                                             Foreign Service,                                Selection
                                                                    Georgetown University;                          Committee
                                                                    Moderator of PBS                                for Truman
                                                                    foreign affairs television                      Scholars and
                                                                    series                                          Henry Luce
                                                                                                                    Scholars;
                                                                                                                    Senior
                                                                                                                    Associate of
                                                                                                                    Center for
                                                                                                                    Strategic and
                                                                                                                    International
                                                                                                                    Studies; Trustee
                                                                                                                    of numerous
                                                                                                                    world affairs
                                                                                                                    organizations

James S. Pasman, Jr.                Trustee and      Since          Currently retired;          55                  Director of
c/o Credit Suisse Asset             Audit            1999           President and Chief                             Education
Management, LLC,                    Committee                       Operating Officer of                            Management
466 Lexington Avenue                Member                          National InterGroup,                            Corp.
New York, New York                                                  Inc.(holding company)
10017-3140                                                          from April 1989
                                                                    to March 1991;
Age: 71                                                             Chairman of Permian
                                                                    Oil Co. from April 1989
                                                                    to March 1991

                                                     TERM                                       NUMBER OF
                                                     OF OFFICE(1)                               PORTFOLIOS IN
                                                     AND                                        FUND
                                    POSITION(S)      LENGTH         PRINCIPAL                   COMPLEX             OTHER
                                    HELD WITH        OF TIME        OCCUPATION(S) DURING        OVERSEEN BY         DIRECTORSHIPS
NAME, ADDRESS AND AGE               TRUST            SERVED         PAST FIVE YEARS             TRUSTEE             HELD BY TRUSTEE
---------------------               -----------      ------------   --------------------        -------------       ---------------
INDEPENDENT TRUSTEES--(CONCLUDED)

Steven N. Rappaport                 Trustee and      Since          Partner of Lehigh           54                 None
Lehigh Court, LLC                   Audit            1999           Court, LLC since
40 East 52nd Street                 Committee                       July 2002; President
New York, New York                  Chairman                        of SunGard Securities
10022                                                               Finance, Inc. from 2001
                                                                    to July 2002; President
Age: 54                                                             of Loanet, Inc. (on-line
                                                                    accounting service)
                                                                    from 1995 to 2001;
                                                                    Director, President,
                                                                    North American
                                                                    Operations, and former
                                                                    Executive Vice
                                                                    President from 1992
                                                                    to 1993 of Worldwide
                                                                    Operations of
                                                                    Metallurg Inc.
                                                                    (manufacturer of
                                                                    specialty metals and
                                                                    alloys); Executive
                                                                    Vice President,
                                                                    Telerate, Inc. (provider
                                                                    of real-time information
                                                                    to the capital markets)
                                                                    from 1987 to 1992;
                                                                    Partner in the law firm
                                                                    of Hartman & Craven
                                                                    until 1987

INTERESTED TRUSTEE

William W. Priest(3)                Trustee          Since          Senior Partner and          60                  None
Steinberg Priest & Sloane                            1999           Fund Manager,
Capital Management                                                  Steinberg Priest &
12 East 49th Street                                                 Sloane Capital
12th Floor                                                          Management since
New York, New York                                                  March 2001; Chairman
10017                                                               and Managing
                                                                    Director of CSAM
Age: 61                                                             from 2000 to
                                                                    February 2001, Chief
                                                                    Executive Officer and
                                                                    Managing Director of
                                                                    CSAM from 1990 to
                                                                    2000

--------------------------
(3) Mr. Priest is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he provides consulting services to CSAM.

                                                      TERM
                                                      OF OFFICE(1)
                                                      AND
                                    POSITION(S)       LENGTH
                                    HELD WITH         OF TIME
NAME, ADDRESS AND AGE               TRUST             SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------               -----------       ------------  ----------------------------------------------
OFFICERS

Laurence R. Smith                   Chairman          Since         Managing Director and Global Chief Investment Officer
Credit Suisse Asset                                   2002          of CSAM; Associated with JP Morgan Investment
Management, LLC                                                     Management from 1981 to 1999; Officer of other Credit
466 Lexington Avenue                                                Suisse Funds
New York, New York

10017-3140

Age: 44

Hal Liebes, Esq.                    Vice President    Since         Managing Director and Global General Counsel of CSAM;
Credit Suisse Asset                 and Secretary     1999          Associated with Lehman Brothers, Inc. from 1996 to 1997;
Management, LLC                                                     Associated with CSAM from 1995 to 1996; Associated with
466 Lexington Avenue                                                CS First Boston Investment Management from
New York, New York                                                  1994 to 1995; Associated with Division of Enforcement,
10017-3140                                                          U.S. Securities and Exchange Commission from
                                                                    1991 to 1994 ; Officer of other Credit Suisse Funds
Age:38

Michael A. Pignataro                Treasurer         Since         Director and Director of Fund Administration of CSAM;
Credit Suisse Asset                 and Chief         1999          Associated with CSAM since 1984; Officer of other Credit
Management, LLC                     Financial                       Suisse Funds
466 Lexington Avenue                Officer
New York, New York
10017-3140

Age: 43

Gregory N. Bressler, Esq.           Assistant        Since          Director and Deputy General Counsel; Associated with
Credit Suisse Asset                 Secretary        2000           CSAM since January 2000; Associated with the law firm of
Management, LLC                                                     Swidler Berlin Shereff Friedman LLP from 1996 to 2000;
466 Lexington Avenue                                                Officer of other Credit Suisse Funds
New York, New York
10017-3140

Age: 36

                                                      TERM
                                                      OF OFFICE(1)
                                                      AND
                                    POSITION(S)       LENGTH
                                    HELD WITH         OF TIME
NAME, ADDRESS AND AGE               TRUST             SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------               -----------       ------------  ----------------------------------------------
OFFICERS--(CONCLUDED)

Kimiko T. Fields, Esq.              Assistant        Since          Vice President and Legal Counsel; Associated with CSAM
Credit Suisse Asset                 Secretary        2002           since January 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Age: 39

Rocco A. Del Guercio                Assistant        Since          Vice President and Administrative Officer of CSAM;
Credit Suisse Asset                 Treasurer        1999           Associated with CSAM since June 1996; Assistant
Management, LLC                                                     Treasurer, Bankers Trust Co.-- Fund Administration from
466 Lexington Avenue                                                March 1994 to June 1996; Mutual Fund Accounting
New York, New York                                                  Supervisor, Dreyfus Corporation from April 1987 to
10017-3140                                                          March 1994; Officer of other Credit Suisse Funds

Age: 39

Joseph Parascondola                 Assistant        Since          Assistant Vice President-- Fund Administration of CSAM
Credit Suisse Asset                 Treasurer        2000           since April 2000; Assistant Vice President, Deutsche
Management, LLC                                                     Asset Management from January 1999 to April 2000;
466 Lexington Avenue                                                Assistant Vice President, Weiss, Peck & Greer LLC from
New York, New York                                                  November 1995 to December 1998; Officer of other
10017-3140                                                          Credit Suisse Funds

Age: 39

Robert M. Rizza                     Assistant        Since          Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset                 Treasurer        2002           Administrative Officer of CSAM from March 1998 to
Management, LLC                                                     December 2000; Assistant Treasurer of Bankers Trust Co.
466 Lexington Avenue                                                from April 1994 to March 1998; Officer of other Credit
New York, New York                                                  Suisse Funds
10017-3140

Age: 37

     The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

CREDIT SUISSE TRUST -- EMERGING MARKETS PORTFOLIO
SHAREHOLDER MEETING RESULTS (UNAUDITED)

     A special meeting of shareholders of the Portfolio was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the Portfolio and the results are presented below. Shares delivered not voted are included on the total for the proposal.

     To approve a Sub-Investment Advisory Agreement for the Portfolio, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"):

                                       % OF TOTAL SHARES       % OF TOTAL
                         SHARES           OUTSTANDING         SHARES VOTED
                      ------------     -----------------      ------------
      For             5,267,174.85           87.61%              90.69%
      Against          172,649.43             2.87%               2.97%
      Abstain          367,991.40             6.12%               6.34%

CREDIT SUISSE TRUST-- EMERGING MARKETS PORTFOLIO
TAX INFORMATION LETTER (UNAUDITED)
December 31, 2002

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     During the fiscal year ended December 31, 2002, the Portfolio distributed $446,110 of foreign source income on which the Portfolio paid foreign taxes of $90,587. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

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P.O. BOX 55030, BOSTON, MA 02205-5030                       [CREDIT SUISSE ASSET
800-222-8977 - www.CreditSuisseFunds.com                        MANAGEMENT LOGO]

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TREMK-2-1202